THIRD AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT



         This THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Agreement") is between the undersigned Borrowers, YALE E. KEY, INC. ("Yale"), KEY ENERGY DRILLING, INC. D/B/A CLINT HURT DRILLING ("Hurt"), and WELLTECH EASTERN, INC. ("WellTech") and the undersigned Lender, THE CIT GROUP/CREDIT FINANCE, INC., concerning loans and other credit accommodations to be made by Lender to Borrowers.

SECTION 1. PARTIES; BACKGROUND

         1.1 The "Borrowers" are the persons, firms, corporations or other entities, identified as the Borrowers in
Section 10.6(c) and their successors and assigns. All references to "Borrower" shall mean each of them individually, and all references to "Borrowers" shall mean each of them, jointly, severally and collectively, and the successors and assigns of each.

         1.2  The  "Lender"  is The  CIT  Group/Credit  Finance,
 Inc.  and  its successors and assigns.

         1.3 (i) Yale (the "Original Borrower"), Eskey, Inc. (the "Original Guarantor"), and Fidelcor Business Credit Corporation ("Fidelcor") entered into a loan transaction (the "Original Loan Transaction") on December 29, 1988, and, in connection therewith, Yale executed a Promissory Note in favor of Fidelcor (the "Original Note"), and Yale delivered to Fidelcor a Security Agreement (the "Security Agreement") and certain related agreements and documents. As part of the Original Loan Transaction, Eskey, Inc. executed a Corporate
 Continuing Guaranty  (the   "Original   Guaranty")  in  favor
of  Fidelcor,   guaranteeing unconditionally  Yale's obligations
to Fidelcor. The Original Note, the Security Agreement, the Original Guaranty, and all documents related thereto are referred to herein as the "1988 Agreements".

                  (ii) On June 29, 1990, Yale and Fidelcor entered into an Amended and Restated Loan and Security Agreement (the Security Agreement as amended by the Amended and Restated Loan and Security Agreement, being referred to herein as the "Original Loan Agreement"); Yale executed a Restated Promissory Note which amended and restated the Original
 Note; and Eskey, Inc. reaffirmed its obligations under the Original Guaranty by executing the Reaffirmation and Amendment of Guaranty and Subordination Agreement; all of the foregoing being referred to as the "Amendment Agreements". On July 25,
 1990, Skeeter Well Service, Inc. ("Skeeter") executed a Guaranty in favor of Lender and entered into a Security Agreement with Lender (the "Skeeter Agreements"). The Amendment Agreements and the Skeeter Agreements, along with all documents executed in connection therewith, are referred to as the "1990 Agreements".

                  (iii) On February 4, 1991, Fidelcor sold and assigned to CIT the Original Loan Transaction, including all of its right, title, and interest in and to the 1988 Agreements and the 1990 Agreements.



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                  (iv) On or  about  December  8,  1992,
pursuant to a plan of reorganization, Key Energy Group, Inc., a newly formed wholly-owned subsidiary of National Environmental Group, Inc. ("NEGI"), and ESKEY, Inc., a wholly-owned subsidiary of NEGI, merged with NEGI. NEGI was the surviving corporation and its name was changed to Key Energy Group, Inc.

                  (v) In March 1991, Yale, a wholly-owned subsidiary of Key Energy Group, Inc. ("Key"), merged with Skeeter Well Service, Inc. and Yale was the surviving corporation. In July 1993, OEI Acquisition Corp., a wholly-owned subsidiary of Key, merged with Odessa Exploration Incorporated. OEI Acquisition Corp. was the surviving corporation and its name was changed to "Odessa Exploration Incorporated" ("Odessa"). In March 1995, Key Energy Drilling, Inc., a wholly-owned subsidiary of Key, acquired the assets of Clint Hurt & Associates, Inc. and the right to use the name "Clint Hurt Drilling."

                  (vi) On May 19,  1994,  Yale  executed  a
Second Amended and Restated Promissory Note (the "Second Amended Note") in favor of CIT in the principal amount of $4,326,666.69. On December 27, 1994, Yale executed a Promissory Note (Term Note) (the "Term Note") in favor of CIT in the principal amount of $2,500,000.00. The Second Amended Note and the Term Note are referred to as the "1994 Notes".

                  (vii) The 1988 Agreements,  the 1990
Agreements, and the 1994 Notes are referred to herein as the "Original Loan Documents". Yale and Key are from time-to-time referred to as the "Original Obligors".

                  (viii) On November 18, 1995,  Key and
WellTech, Inc. entered into an Agreement and Plan of Merger (the "Merger Agreement") evidencing their intent to merge WellTech, Inc. with and into Key in accordance with the general corporation laws of the states of Delaware and Maryland (the "Merger").

                  (ix) On January 19, 1996: (i) Yale, Hurt, Key and Lender entered into that certain Second Amended and Restated Loan and Security Agreement which amended and restated the Original Loan Agreement (the "Second Loan Agreement"); and (ii) WellTech, Inc., Bronson Production, Inc. ("BPI") and Lender entered into that certain Loan and Security
 Agreement  (the  "WellTech Agreement"").

                  (x) In  connection  with the  Second  Loan
Agreement and the WellTech Agreement, Borrowers and BPI executed the following promissory notes (the "1996 Notes") which amended, renewed and restated in part the 1994 Notes:

                         (i) that certain Promissory Note dated
January 19, 1996                    in the original principal
amount of $10,004,082  executed by                    Yale and
payable to CIT (the "Original Yale Note");

                         (ii) that  certain  Promissory  Note
dated  January 19,                    1996 in the original
principal amount of $1,230,000 executed                    by
Hurt and payable to CIT (the "Original Clint Hurt Note");

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                         (iii) that certain  Promissory  Note
dated  January 19,                    1996 in the original
principal amount of $875,350  executed                    by BPI
and payable to CIT (the "Original BPI Note");

                         (iv) that  certain  Promissory  Note
dated  January 19,                    1996  in  the  original
principal  amount  of  $10,946,836                    executed
by WellTech, Inc. and payable to CIT (the "Original
      WellTech Note").

                  (xi) The Merger was concluded and became effective on March 28, 1996. Following the Merger, Key, as the survivor of the merged entities, transferred all of the assets and liabilities of WellTech, Inc. to WellTech. On May 10, 1996 BPI and WellTech merged and WellTech is the surviving corporation.

                  (xii) Yale, Hurt and WellTech have requested, and Lender has agreed, to consolidate and amend the Second
Loan Agreement and the WellTech Agreement, and accordingly the parties are entering into this Agreement. In addition, Key, which is not a party to this Agreement, has entered into that certain Guaranty dated of even date herewith by which Key has unconditionally guaranteed all Obligations of the Borrowers to CIT hereunder.

                  (xiii) In connection with this Agreement the 1996 Notes are being amended and restated as follows, all such notes as amended, renewed or restated from time to time hereafter being referred to as the "Promissory Notes":

                           (i) The  Original  Yale  Note  has
been  amended  and                  restated  of even date
herewith by that  certain  Amended and                  Restated
 Promissory  Note dated of even date  herewith in the
      original principal amount of $10,004,082  executed by Yale
and                  payable to CIT;

                           (ii) The  Original  Clint Hurt Note
has been  amended                  and restated of even date
herewith by that certain Amended and                  Restated
Promissory  Note dated of even date  herewith in the
     original  principal amount of $1,230,000  executed by Hurt
and                  payable to CIT;

                           (iii) The Original BPI Note and the
Original WellTech                  Note have been amended and
restated of even date  herewith by                  that
certain  Amended and Restated  Promissory  Note dated of
         even  date  herewith  in  the  original  principal
amount  of                  $11,822,186 executed by WellTech and
payable to CIT.

         1.4 Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with generally accepted accounting principles ("GAAP"), and all financial
computations   hereunder   shall  be  computed,   unless
otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of a Borrower's financial statements.

         1.5 Capitalized terms not otherwise defined herein shall, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code to the extent the same are used or defined therein. Wherever

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 appropriate  in the context,  terms used herein in the singular also include the plural, and vice versa, and each masculine, feminine, or neuter pronoun shall also include the other genders.

         1.6 The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. The section titles, and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

SECTION 2. LOANS AND OTHER CREDIT ACCOMMODATIONS

         2.1 Revolving Loans. Lender shall, subject to the terms and conditions contained herein, make revolving loans to each of the Borrowers ("Revolving Loans") in amounts requested by such Borrower from time to time, but not in excess of such Borrower's Net Availability existing immediately prior to the making of the requested loan and provided the requested loan would not cause the outstanding Obligations of all Borrowers in the aggregate to exceed the Maximum Credit; provided further, however, that Lender shall be under no obligation to make Revolving Loans to any Borrower following the filing of an involuntary petition, action or proceeding against any Borrower or guarantor (and for so long thereafter as such involuntary petition, action, or proceeding remains undismissed or unstayed, and subject to the terms and provisions of Section 7.1(h)) seeking reorganization, arrangement or readjustment of such Borrower's or guarantor's debts or for any other relief under the bankruptcy laws of the United States now or hereafter in effect.

         (a) The " Maximum Credit" is set forth in Section
10.1(a) hereof.

         (b) "Accounts Availability" equals the product obtained by multiplying the outstanding amounts of a Borrower's separate Eligible Accounts, net of taxes, discounts, allowances, and credits given or claimed, by the Eligible Accounts Percentage set forth in Section 10.1(b), and deducting therefrom any Reserves.

         (c) The "Net Availability" shall be calculated at any time as an amount equal to the Maximum Credit minus the aggregate amount of all then-outstanding Obligations by the Borrowers to Lender.

         (d) "Yale's Net Availability" shall be calculated as the lesser of

              (i) the Maximum Credit, less the Obligations; and

              (ii) Yale's Accounts Availability, less Yale's
Revolving Loans.

         (e) "Hurt's Net Availability" shall be calculated as the lesser of:

              (i) the Maximum Credit, less the Obligations; and

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               (ii) $2,000,000, less the sum of Hurt's Term
Loan, Hurt's                     Capital Expenditures Loan, and
Hurt's Revolving Loans; and

               (iii)  Hurt's Accounts Availability, less Hurt's
Revolving Loans.

         (f) "WellTech's Net Availability" shall be calculated as the lesser of:

              (i) the Maximum Credit, less the Obligations; and

              (ii) WellTech's Accounts  Availability,  less
WellTech's Revolving                   Loans and Accommodations.

         (g) "Eligible Accounts" are accounts created by a Borrower in the ordinary course of its business which are and remain acceptable to Lender for lending purposes. General criteria for Eligible Accounts are set forth below but may be revised from time to time, by Lender, in its sole judgment, on fifteen (15) days prior written notice to the Borrowers. Lender shall, in general, deem accounts to be Eligible
Accounts  if: (1) such  accounts  arise from bona fide completed transactions and have not remained unpaid for more than the number of days after the invoice date set forth in Section 10.1(c); (2) the amounts of the accounts reported to Lender are absolutely owing to a Borrower and do not arise from sales on consignment, guaranteed sale or other terms under which payment by the account debtors may be conditional or contingent; (3) the account debtor's chief executive office or principal place of business is located in the United States; (4) such accounts do not arise from progress billings or retainages or bill and hold sales; (5) there are no contra
relationships,   setoffs, counterclaims or disputes existing
with respect thereto (but that portion of the account for which no contras, setoffs, counterclaims or disputes are applicable may be deemed an Eligible Account) and there are no other facts existing or threatened which would impair or delay the collectibility of all or any portion thereof; (6) the goods giving rise thereto were not at the time of the sale subject to any liens except those permitted in this Agreement; (7) such accounts are not accounts with respect to which the account debtor or any officer or employee thereof is an officer, employee or agent of or is affiliated with any Borrower, directly or indirectly, whether by virtue of family membership, ownership, control, management or otherwise; (8) such accounts are not accounts with respect to which the account debtor is the United States or any State or political subdivision thereof or any department, agency or instrumentality of the United States, any State or political subdivision, unless there has been compliance with the Assignment of Claims Act or any similar State or local law, if
applicable;   (9)  the  Borrowers  have  delivered  to  Lender
or Lender's representative such original documents as Lender may have reasonably requested pursuant to Section 5.8 hereof in connection with such accounts and Lender shall have received a verification of such account, reasonably satisfactory to it, if sent to the account debtor or any other obligor or any bailee pursuant to Section 5.4 hereof; (10) there are no facts existing or threatened which are reasonably likely to result in any adverse change in the account debtor's financial condition; (11) such accounts owed by a single account debtor or its affiliates do not represent more than twenty percent (20%) of all otherwise Eligible Accounts of all Borrowers, provided, however, that with respect to the Eligible
 Accounts of Parker & Parsley, Inc., such accounts may not represent more than thirty-two percent (32%) of all otherwise Eligible Accounts of all Borrowers (accounts excluded from Eligible Accounts solely by reason of this subsection (11) shall nevertheless be considered Eligible Accounts to the extent of the amount of such accounts which does not exceed twenty percent (20%) or in the case of Parker & Parsley, Inc. thirty-two percent (32%), of all otherwise

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



Eligible Accounts); (12) such accounts are not owed by an account debtor who is or whose affiliates are "past due" (i.e.
 where more than 90 days have elapsed since the invoice date of such accounts) upon other accounts owed to Borrowers comprising more than fifty percent (50%) of the accounts of such account debtor or its affiliates owed to such Borrower;
(13) such accounts are owed by account debtors whose total indebtedness to a Borrower does not exceed the amount of any customer credit limits as established, and changed, from time to time by Lender upon notice to such Borrower (accounts excluded from Eligible Accounts solely by reason of this subsection (13) shall nevertheless be considered Eligible Accounts to the extent the amount of such accounts does not exceed such customer credit limit); (14) with respect to which the account debtor is located in the states of New Jersey, Minnesota, West Virginia, or any other state requiring the filing of a Business Activity Report or similar document in order to bring suit or otherwise enforce its remedies against such account debtor in the courts or through any judicial process of such state, unless such Borrower has qualified to do business in such states, or has filed a Notice of Business Activities Report or similar document with such states, as appropriate, for the then current year; and (15) such accounts are owed by account debtors deemed creditworthy at all times by Lender.

         (h)  Lender  shall  have a  continuing  right  to
deduct  reserves  in determining   Accounts   Availability   and
 each   individual   Borrower's  Net Availability ("Reserves"),
and to increase and decrease such Reserves from time to time, if and to the extent that, in Lender's sole judgement, such Reserves are necessary to protect Lender against any state of facts which does, or would, with notice or passage of time or both, constitute an Event of Default or have a material adverse effect on any Collateral. Lender may, at its option, implement Reserves by designating as ineligible a sufficient amount of accounts which would otherwise be Eligible Accounts so as to reduce Net Availability and/or each individual Borrower's Accounts Availability by the amount of the intended Reserve.

         (i) Subject to the terms and conditions hereof, including but not limited to the existence of sufficient
Net   Availability   and  Accounts Availability, each Borrower
agrees to borrow amounts from time to time such that the aggregate outstanding Revolving Loans and Term Loans to both Borrowers shall at all times equal or exceed the principal amount set forth in Section 10.1(d) as the Minimum Borrowing. Each Borrower covenants, represents and warrants to Lender that they will jointly and severally maintain Net
Availability at all times in amounts sufficient to permit Borrowers to comply with the Minimum Borrowing requirement. In the event Borrowers do not borrow sufficient amounts to continuously meet or exceed the Minimum Borrowing requirement,  or in the event  Borrowers  fail to  maintain  Net
 Availability at all times at amounts sufficient to permit Borrowers to comply with the Minimum Borrowing requirement, then, in either of such events, Borrowers shall be deemed to have borrowed from Lender jointly such additional sums from time to time as may be necessary in order for Borrowers to continuously meet the Minimum Borrowing requirement. Such sums shall be added to the principal amount of the outstanding Revolving Loans for the sole purpose of computing
interest  due  under  this   Agreement. Notwithstanding  the
provisions of the immediately preceding sentence, Lender shall have no obligation to disburse to Borrowers, or any of them, any amount deemed to have been borrowed for purposes of meeting the Minimum Borrowing requirement unless Borrowers actually requested such disbursement from Lender and unless the Net Availability is sufficient to support such disbursement.

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         2.2 Term Loan.

         (a) The amount of any term loans made by Lender to any Borrower on the date hereof is set forth in Section 10.2(a) (the "Initial Term Loans"). Such Initial Term Loans are evidenced by Promissory Notes delivered by each Borrower receiving an Initial Term Loan to Lender and shall be repaid, together with interest and other amounts, in accordance with this Agreement and such Promissory Notes.

         (b) The amount of any additional term loans which may be available to any Borrower at Lender's discretion after the date hereof is set forth in Section 10.2(b) ("Capital Expenditures Loans" and together with the Initial Term Loans, the "Term Loans"). Such Capital Expenditures Loans shall be evidenced by promissory notes delivered by such Borrower to Lender, in form and substance reasonably acceptable to Lender, and shall be repaid together with interest and other amounts in accordance with this Agreement and such promissory notes.

         (c) All appraisals conducted in connection with the Term Loans shall be conducted at Borrowers' expense by an
independent   appraiser   reasonably acceptable  to Lender.  In
addition,  with  respect to the Capital  Expenditures Loans,
(i) Lender shall have received such  appraisal at least thirty
(30) days prior to the date of the requested advance for such Capital Expenditures Loan, (ii) Lender shall have received from Borrower evidence reasonably satisfactory to Lender that the machinery and equipment has been purchased by Borrower and delivered to such Borrower at one of its locations set forth in Section 10.6(e) and that such machinery and equipment is in place and operational and (iii) Lender shall have received invoices and such other documentation as reasonably requested by Lender.

         2.3 Accommodations.

         (a) Lender may, in its sole discretion, issue or cause to be issued, from time to time at any Borrower's request and on terms and conditions and for purposes satisfactory to Lender, credit accommodations consisting of letters of credit,
 bankers'   acceptances,   merchandise  purchase  guaranties  or
 other guaranties or indemnities for such Borrower's account ("Accommodations"). Each such Borrower shall execute and perform additional agreements relating to the Accommodations in form and substance reasonably acceptable to Lender and the issuer of any Accommodations, all of which shall supplement the rights and remedies granted herein. Any payments made by Lender or any affiliate of Lender in connection with the Accommodations shall constitute additional Revolving Loans to such Borrower.

         (b) In addition to the fees and costs of any issuer in
connection  with issuing  or   administering   Accommodations,
the  Borrower   requesting   the Accommodation  shall pay
monthly to Lender, on the first day of each month, a charge on such Borrower's open Accommodations at the rate per annum set forth in Section 10.3(a) (the "Accommodation Charges").

         (c) No Accommodation will be issued (i) unless the full amount of the Accommodation requested, plus fees and costs for issuance (unless paid by Borrower), is less than the Net Availability existing immediately prior to the issuance of the requested Accommodation, or (ii) if the requested Accommodation would cause the outstanding Obligations to exceed the Maximum Credit, or (iii) if the requested Accommodation would cause the open amount of Accommodations

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issued to all Borrowers to exceed, at any time, the
Accommodation  sublimit set forth  in  Section  10.3(b),  or
(iv) if the expiry date of the requested Accommodation extends beyond the initial term (or any renewal terms if applicable) of this Agreement.

         (d)  All   indebtedness,   liabilities  and
obligations of any sort whatsoever, however arising, whether present or future, fixed or contingent, secured or unsecured, due or to become due, paid or incurred, arising or incurred in connection with any Accommodation shall be included in the term "Obligations," as defined herein, and shall include, without limitation, (i) all amounts due or which may become due under any Accommodation; (ii) all amounts charged or chargeable to any Borrower or to Lender by any bank, other financial institution or correspondent bank which opens, issues, or is involved with such Accommodations; (iii) Lender's
 Accommodation Charges and all fees, costs and other charges of any issuer of any Accommodation; and (iv) all duties, freight, taxes, costs, insurance and all such other charges and expenses which may pertain directly or indirectly to any Obligations or Accommodations or to the goods or documents relating thereto.

         (e) Each Borrower unconditionally agrees to indemnify and hold Lender harmless from any and all loss, claim or liability (including reasonable attorneys' fees) arising from any transactions or occurrences relating to any Accommodation established or opened for such Borrower's account, the Collateral relating thereto and any drafts or acceptances thereunder, including any such loss or claim due to any action taken by an issuer of any Accommodation. Each Borrower further agrees to indemnify and hold Lender harmless for any errors or omissions other than gross negligence, bad faith, or willful misconduct in connection with the Accommodations, whether caused by Lender, by the issuer of any Accommodation or otherwise. Each Borrower's unconditional obligation to indemnify and hold Lender harmless under this provision shall not be modified or diminished for any reason or in any manner whatsoever, except for Lender's gross negligence, bad faith, or willful misconduct. Each Borrower agrees that any charges made to Lender by any issuer of any Accommodation shall be conclusive on such Borrower and may be charged to such Borrower's account.

         (f) Lender shall not be responsible for (i) the conformity of any goods to the documents presented; (ii) the validity or genuineness of any documents; or (iii) delay, default, or fraud by any Borrower or shipper and/or anyone else in connection with the Accommodations or any underlying transaction.

         (g) Each Borrower agrees that any action taken by Lender, if taken in good faith, or any action taken by an issuer of any Accommodation, under or in connection with any Accommodation, shall be binding on such Borrower and shall not create any resulting liability to Lender. In furtherance thereof, Lender shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute for each Borrower's account any and all applications for steamship or airway guarantees, indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications or Accommodations. All of the foregoing actions may be taken in Lender's sole name, and the issuer thereof shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from Lender, all without any notice

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



to or any consent from any Borrower. None of the foregoing actions described in this subsection (g) may be taken by any Borrower without Lender's express written consent.

         2.4 Certain Amounts Due on Demand. Lender may, in its sole discretion, make or permit Revolving Loans, Accommodations, or other Obligations in excess of the Maximum Credit, Accounts Availability or Net Availability or applicable formulas or sublimits. All or any portion of such excess(es) shall become immediately due and payable upon Lender's demand.

SECTION 3. INTEREST AND FEES

         3.1 (a) Interest on the Revolving Loans shall be payable by the Borrowers on the first day of each month, calculated upon the closing daily balances in the loan account of the Borrowers for each day during the immediately preceding month, at the per annum rate (the "Annual Rate") set forth as the Interest Rate in Section 10.4(a).
The Annual Rate shall increase or decrease by an amount equal to each increase or decrease, respectively, in the Prime Rate (as herein defined), effective as of the date of each such change, On and after any Event of Default or termination or non-renewal hereof, interest on all unpaid matured obligations shall accrue at a rate equal to two percent (2%) per annum in excess of the Annual Rate otherwise payable until such time as all Obligations are indefeasibly paid in full (notwithstanding entry of any judgment against any Borrower or the exercise of any other right or remedy by Lender), and all such interest shall be payable on demand. Notwithstanding the foregoing provisions of this Section 3.1(a) regarding the rates of interest applicable to Revolving Loans and any rate of interest applicable to any Term Loan:

                  (i) If at any time the  amount  of  interest
computed  on the         basis of either the Annual Rate or the
rate provided by any  Promissory         Note pursuant to
Section 2.2 of this  Agreement (the "Note Rate") would
exceed the amount of  interest  computed  upon the basis of the
maximum         rate of interest  (the  "Maximum  Legal Rate")
permitted by applicable         state or  federal  law in
effect  from time to time  hereafter,  after         taking into
account,  to the extent required by applicable law, any and
   all fees,  payments,  charges  and  calculations  provided
for in this         Agreement or in any other agreement between
Borrowers or any individual         Borrower and Lender, the
interest payable under this Agreement shall be         computed
on the basis of the Maximum  Legal  Rate,  but any  subsequent reduction in the Annual Rate or the Note Rate (if
applicable) shall not         reduce such  interest  thereafter
payable  hereunder  below the amount         computed  on the
basis of the  Maximum  Legal Rate until the  aggregate
amount equals the total amount of interest  which would have
accrued if         such interest had been at all times computed
solely on the basis of the         Annual Rate and the Note Rate
(if applicable).

                  (ii) No  agreements,  conditions,  provisions
or  stipulations         contained  in this  Agreement  or any
other  instrument,  document  or         agreement between
Borrowers, or any of them, and the Lender, or default         of
any  Borrower,  or  the  exercise  by the  Lender  of the  right
 to         accelerate the maturity of the payment of the
principal and interest or         to exercise any option
whatsoever  contained in this  Agreement or any         other
agreement among Borrowers, or any of them, and the Lender, or
the         arising of any  contingency  whatsoever,  shall
entitle  the Lender to         collect, in any event, interest
exceeding the Maximum Legal Rate and in         no event shall
any Borrower be obligated to pay interest exceeding such
Maximum Legal Rate and all agreements,  conditions or
stipulations,  if         any, which may in any event or
contingency  whatsoever operate to bind,         obligate or
compel any Borrower to pay a rate of interest
         exceeding  the Maximum  Legal Rate,  shall be without
binding force or         effect,  at law or in  equity,  to the
extent  only of the  excess  of         interest  over such
Maximum  Legal Rate. In the event that any interest         is
charged  in excess  of the  Maximum  Legal  Rate  ("Excess"),
each         Borrower  acknowledges and stipulates that any such
charge shall be the         result of an accidental and bona
fide error,  and such Excess shall be,         first,  applied
to reduce the  principal  amount of  indebtedness  then
unpaid  hereunder;  second,  applied to reduce  such  Borrower's
 other         Obligations  hereunder;  and third, returned to
such Borrower, it being         the  intention  of the  parties
hereto not to enter at any time into a         usurious or
otherwise illegal  relationship.  Each Borrower  recognizes
   that,  with  fluctuations  in the Annual Rate,  the Note
Rate,  and the         Maximum Legal Rate, such an
unintentional  result could  inadvertently         occur. By the
execution of this Agreement, each Borrower covenants that
 (x) the credit or return of any Excess shall  constitute the
acceptance         by each  Borrower of such  Excess,  and (y)
no  Borrower  shall seek or         pursue any other remedy,
legal or equitable,  against Lender, based in         whole or
in part upon the  charging  or  receiving  of any  interest in excess of the maximum  authorized by applicable law. For
the purpose of         determining whether or not any Excess has
been contracted for, charged,         or received by Lender, all
interest at any time contracted for, charged         or received
by the Lender in connection  with this  Agreement  shall be
   amortized,  prorated,  allocated  and spread in equal parts
during the         entire term of this Agreement.

                  (iii) The provisions of Section  3.1(a)(ii)
shall be deemed to         be incorporated  into every document
or  communication  relating to the         Obligations which
sets forth or prescribes any account,  right or claim         or
alleged  account,  right or claim of the Lender with respect to
each         Borrower (or any other obligor in respect of the
Obligations),  whether         or not any  provision  of Section
3.1 is referred to therein.  All such         documents and
communications  and all figures set forth therein shall,
for the sole purpose of  computing  the extent of the
liabilities  and         obligations  of each  Borrower (or any
other  obligor)  asserted by the         Lender  thereunder,  be
 automatically  recomputed  by such Borrower or         obligor,
 and by any court considering the same, to give effect to the adjustments or credits required by Section 3.1(a)(ii).

                  (iv) If the applicable  state or federal law
is amended in the         future to allow a greater  rate of
interest  to be charged  under this         Agreement  or any
other loan  documents  than is  presently  allowed by
applicable  state or  federal  law,  then the  limitation  of
interest         hereunder shall be increased to the maximum
rate of interest allowed by         applicable  state or federal
law as amended,  which  increase  shall be         effective
hereunder on the effective date of such  amendment,  and all interest charges owing to the Lender by reason thereof shall
be payable         upon demand.

         (b) The "Prime Rate" is the per annum rate of interest publicly announced by Chase Manhattan Bank, New York, New York, or the applicable rate of its successors or assigns, from time to time as its prime rate (the prime rate is not intended to be the lowest rate of interest charged by Chase Manhattan Bank, New York, New York, or its successors or assigns, to its borrowers).

         3.2 The Borrowers collectively shall pay Lender on the date hereof a Closing Commitment Fee in the amount set forth in Section 10.4(b), which fee is fully earned as of the date hereof.

         3.3 The Borrowers collectively shall pay Lender monthly, on the first day of each month, in arrears, an Unused Line Fee for each month during the initial and each renewal Term at the rate per annum set forth in Section 10.4(c), calculated upon the amount, if any, by which the Maximum Credit exceeds the average outstanding daily principal balance during the preceding month of all Revolving Loans, Accommodations and any Term Loan and Capital Expenditures Loan.

         3.4 At Lender's option, all principal, interest (other than unmatured accrued interest), fees, costs, expenses and other charges provided for in this Agreement, or in any other agreement now or hereafter existing between Lender and any Borrower, may be charged to any loan account of such Borrower maintained by Lender. Interest, fees for Accommodations, the Unused Line Fee and any other amounts payable by the Borrowers, or any of them, to Lender based on a per annum rate shall be calculated on the basis of actual days elapsed over a 360-day year.

         3.5 If as a result of any regulatory change directly or indirectly affecting Lender or any of Lender's affiliated companies there shall be imposed, modified or deemed applicable any tax excluding any tax on or measured by income, gross receipts, charges, or rates of Lender, reserve, special deposit, minimum capital, capital ratio, or similar requirement against or with respect to or measured by reference to loans made or to be made hereunder or participations therein, or to Accommodations, and the result shall be to increase the cost to Lender or to any of Lender's affiliated companies of making or maintaining any loan or Accommodation hereunder or to any other party maintaining any participation therein, or reduce any amount receivable in respect of any such loan (which increase in cost, or reduction in amount receivable, shall be the result of Lender's or Lender's affiliated companies' reasonable allocation among all affected customers of the aggregate of such increases or reductions resulting from such event), then, within ten (10) days after receipt by the Borrowers of a certificate from Lender containing the information described in this Section 3.5, each Borrower agrees, jointly and severally, from time to time to pay Lender such additional amounts as shall be sufficient to compensate Lender or any of Lender's affiliated companies for such increased costs or reductions in amounts which Lender determines in its sole discretion are material. Notwithstanding the foregoing, all such amounts shall be subject to the provisions of Section
3.1.  The  certificate  requesting compensation  under this
Section 3.5 shall identify the regulatory change which has occurred, the requirements which have been imposed, modified or deemed applicable, the amount of such additional cost or reduction in the amount receivable and the way in which such amount has been calculated.

         3.6 For purposes of calculating any interest, fees, balances or expenses hereunder, the outstanding daily principal balance of the Revolving Loans will be deemed to be zero in the event that the outstanding daily principal balance of the Revolving Loans is a credit balance.

SECTION 4. GRANT OF SECURITY INTEREST

         4.1 To secure the payment and performance in full of all Obligations, each Borrower hereby grants to Lender a continuing security interest in and lien upon, and a right of setoff against, and each Borrower hereby assigns and pledges to Lender, all of the Collateral, including any Collateral not deemed eligible for lending purposes.

         4.2 "Obligations" shall mean any and all Revolving Loans, Term Loans, Accommodations and all other indebtedness, liabilities and obligations of every kind, nature and description owing by any Borrower to Lender and/or its affiliates, including principal, interest, charges, fees and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this
 Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal Term or after the commencement of any case with respect to any Borrower under the United States Bankruptcy Code or any similar statute, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended and whether arising directly or howsoever acquired by Lender including from any other entity outright, conditionally or as collateral security, by assignment, merger with any other entity, participations or interests of Lender in the obligations of such Borrower to others, assumption, operation of law, subrogation or otherwise and shall also include all amounts chargeable to the Borrowers under this Agreement or in connection with any of the foregoing.

         4.3 "Collateral" shall mean all of the following property of each Borrower:

         All now owned and hereafter acquired right, title and interest of each Borrower in, to and in respect of all: accounts, interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; chattel paper;
general intangibles (including,   but  not  limited  to,  tax
and  duty  refunds,   registered  and unregistered  patents,
trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures); documents; instruments; letters of credit, bankers' acceptances or guaranties; cash monies, deposits, securities, bank accounts, deposit accounts, investment property, credits and other property now or hereafter held in any capacity by Lender, its affiliates, or any entity which, at any time, participates in Lender's financing of such Borrower, or at any other depository or other institution; agreements or property securing or relating to any of the items referred to above;

         All now owned and hereafter acquired right, title and interest of each Borrower in, to and in respect of goods, including, but not limited to:

         All inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in each Borrower's business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof;

         All equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without
limitation,  all machinery,  equipment, motor   vehicles,
furniture   and  fixtures,   and  any  and  all   additions,
substitutions, replacements (including spare parts), and accessions thereof and thereto;

         All consumer goods, farm products, crops, timber, minerals or the like (including oil and gas), wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description;

         All now owned and hereafter acquired right, title and interests of each Borrower in, to and in respect of any real or other personal property in or upon which Lender has or may hereafter have a security interest, lien or right of setoff;

         All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of any Borrower, any computer service bureau or other third party;

         All products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

SECTION 5. COLLECTION AND ADMINISTRATION

         5.1 Borrowers are authorized to collect the accounts and any other proceeds of Collateral, on behalf of and in trust for Lender, at the Borrowers' expense, but such authority shall automatically terminate upon an Event of Default. Lender may modify or terminate such authority at any time whether or not an Event of Default has occurred and directly collect the accounts and other monetary obligations included in the Collateral. Each Borrower shall, at such Borrower's expense and in the manner requested by Lender from time to time, direct that remittances and all other proceeds of accounts and other Collateral shall be (a) sent to a post office box designated by and/or in the name of Lender or in the name of such Borrower, but as to which access is limited to Lender and/or (b) deposited into a bank account maintained in the name of Lender and/or a blocked bank account under arrangements with the depository bank under which all funds deposited to such blocked bank account are required to be transferred solely to Lender. Regardless whether such account is maintained in the name of the Borrowers, or any of them, or the Lender, the Borrowers shall bear the risk of loss of all funds in such account. In connection therewith, each Borrower shall execute such post office box and/or blocked bank account agreements as Lender shall specify.

         5.2 All Obligations shall be payable at Lender's office set forth below or at Lender's bank designated in Section 10.6(b) or at such other bank or place as Lender may expressly designate from time to time for purposes of this Section. Lender shall apply all proceeds of accounts or other Collateral received by Lender and all other payments in respect of the Obligations to the Revolving Loans whether or not then due or to any other Obligations then due, in whatever order or manner Lender shall determine. Lender shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations. For purposes of determining Accounts Availability and Net Availability, remittances and other payments with respect to the Collateral and Obligations will be treated as credited to the loan account of the Borrowers maintained by Lender and Collateral balances to which they relate, upon the date of Lender's receipt of advice from Lender's bank that such remittances or other payments have been credited to Lender's account or in the case of remittances or other payments received, directly in kind by Lender, upon the date of Lender's deposit thereof at Lender's bank, subject to final payment and collection. In computing interest charges, the loan account of the Borrowers maintained by Lender will be credited with remittances and other payments two (2) Business Days after Lender's receipt of advice of deposit of remittances and other payments in Lender's account at Lender's bank designated in Section 10.6(b) or at such other financial institution as Lender may designate. "Business Day" shall mean any day other than a Saturday or Sunday or any other day on which Lender or banks in Chicago, Illinois or New York, New York are authorized to close.

         5.3 Lender shall render to Borrowers monthly a loan account statement. Each statement shall be considered correct and binding upon each Borrower as an account stated, except to the extent that Lender receives, within ninety (90) days after the mailing of such statement, written notice from any Borrower of any specific exceptions by such Borrower to that statement.

         5.4 Lender may, at any time, whether or not an Event of Default has occurred, without notice to or assent of any Borrower, (a) notify any account debtor that the accounts and other Collateral which includes a monetary obligation have been assigned to Lender by any such Borrower and that payment thereof is to be made to the order of and directly to Lender, (b) send, or cause to be sent by its designee, requests (which may identify the sender by a pseudonym) for verification of accounts and other Collateral directly to any account debtor or any other obligor or any bailee with respect thereto, and (c) demand, collect or enforce payment of any accounts or such other Collateral, but without any duty to do so, and Lender shall not be liable for any, failure to collect or enforce payment thereof. At Lender's request, all invoices and statements sent to any account debtor, other obligor or bailee, shall state that the accounts and such other Collateral have been assigned to Lender and are payable directly and only to Lender.

         5.5 Each Borrower hereby appoints Lender and any designee of Lender as such Borrower's attorney-in-fact and authorizes Lender or such designee, at such Borrower's sole expense, to exercise at any times in Lender's or such designee's discretion all or any of the following powers, which powers of attorney, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of Lender or such Borrower, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof, (b) transmit to account debtors, other obligors or any bailees notice of the interest of Lender in the Collateral or request from account debtors or such other obligors or bailees at any time, in the name of such Borrower or Lender or any designee of Lender, information concerning the Collateral and any amounts owing with respect thereto, (c) notify account debtors or other obligors to make payment directly to Lender, or notify bailees as to the disposition of Collateral, (d) after an Event of Default has occurred and has not been waived or cured to Lender's satisfaction, take or bring, in the name of Lender or such Borrower, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or other realization upon the accounts and other Collateral, (e) after an Event of Default has occurred and has not been waived or cured to Lender's satisfaction, change the address for delivery of mail to such Borrower and to receive and open mail addressed to any such Borrower, (f) after an Event of Default has occurred and has not been waived or cured to Lender's satisfaction, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations, and
(g) execute in the name of such Borrower and file against such Borrower in favor of Lender financing statements or amendments with respect to the Collateral.

         5.6 Each Borrower hereby releases and exculpates Lender, its officers, employees and designees, from any liability arising from any acts under this Agreement or in furtherance thereof, whether as attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for willful misconduct, gross negligence, or bad faith. In no event will Lender have any liability to any Borrower for lost profits or other special or consequential damages.

         5.7 After written notice by Lender to the Borrowers and automatically, without notice, after an Event of Default which has not been waived or cured to Lender's satisfaction, no Borrower shall, without the prior written consent of Lender in each instance, (a) grant any extension of time of payment of any of the accounts or any other Collateral which includes a monetary obligation, (b) compromise or settle any of the accounts or any such other Collateral for less than the full amount thereof, (c) release in whole or in part any account debtor or other person liable for the payment of any of the accounts or any such other Collateral, or (d) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of the accounts or any such other Collateral.

         5.8 At such times as Lender may reasonably request and in the manner specified by Lender, each Borrower shall deliver to Lender or Lender's representative true and correct copies of original invoices, agreements, proofs of rendition of services and delivery of goods and other documents evidencing or relating to the transactions which gave rise to accounts or other Collateral, together with customer statements, schedules describing the accounts or other Collateral and/or statements of account and confirmatory assignments to Lender of the accounts or other Collateral, in form and substance reasonably satisfactory to Lender and duly executed by such Borrower. After an Event of Default has occurred, each Borrower shall deliver to Lender the originals of the foregoing documents upon Lender's request therefor. Without limiting the provisions of Section 5.7, a Borrower's granting of credits, discounts, allowances, deductions, return authorizations or the like will be promptly reported to Lender in writing. In no event shall any such schedule or confirmatory assignment (or the absence thereof or omission of any of the accounts or other Collateral therefrom) limit or in any way be construed as a waiver, limitation or modification of the security interests or rights of Lender or the warranties, representations and covenants of any Borrower under this Agreement. Any documents, schedules, invoices or other paper delivered to Lender by the Borrowers may be destroyed or otherwise disposed of by Lender six (6) months after receipt by Lender, unless such Borrower requests their return in writing in advance, and makes prior arrangements for their return, at such Borrower's expense.

         5.9 From time to time as requested by Lender, at the sole expense of the Borrowers, Lender or its designee shall have access, prior to an Event of Default during reasonable business hours and on or after an Event of Default at any time, to all of the premises where Collateral is located for the purposes of inspecting the Collateral and all Borrowers' books and records, and each Borrower shall permit Lender or its designee to make such copies of such books and records or extracts therefrom as Lender may reasonably request.
Without expense to Lender, Lender may use such of any Borrower's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of accounts and realization on other Collateral as Lender, in its sole discretion, deems appropriate. Each Borrower hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Lender at such Borrower's expense all financial information, books and records, work papers, management reports and other information in their possession regarding such Borrower.

         5.10 If after receipt of any payment of, or proceeds applied to the payment of, all or any part of the
Obligations, the Lender is for any reason required to surrender such payment or proceeds because such payment or proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, or a diversion of trust funds, or for any other reason, then: the Obligations or any part thereof intended to be satisfied shall be revived and continue and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Lender, and each Borrower shall be jointly and severally liable to pay to the Lender, and hereby does indemnify the Lender and hold the Lender harmless, for the amount of such payment or proceeds surrendered. The provisions of this Section 5.10 shall be and remain effective notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment or proceeds, and any such contrary action so taken shall be without prejudice to the Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment or proceeds having become final and irrevocable. The provisions of this Section 5.10 shall survive the termination of this Agreement.

SECTION 6. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         Each Borrower hereby represents, warrants and covenants to Lender the following, the truth and accuracy of which, and compliance with which, shall be continuing conditions of the making of loans or other credit accommodations by Lender to any Borrower:

         6.1 Each Borrower shall keep and maintain its books and records in accordance with generally accepted accounting principles, consistently applied. The Borrowers shall on a consolidated basis, at each Borrower's expense, on or before the fifteenth (15th) day of each month, deliver to Lender true and complete monthly agings of its accounts receivable and, on or before the twentieth (20th) day of each month, deliver to Lender true and complete agings of its accounts and notes payable, monthly inventory reports and monthly
internally  prepared  interim  financial  statements   including
  consolidating financial statements of the Borrowers and any of the Borrowers' subsidiaries, all in such form, and together with such other information with respect to the business of each Borrower or any guarantor, as Lender may reasonably request. Quarterly, the Borrowers shall deliver to Lender a certificate verifying Borrowers' compliance with the financial covenants set forth in Section 6.11 and Section 10.5, such certificate to be delivered as soon as available but in no event later than forty-five (45) days after the end of the relevant fiscal quarter, provided, however, that with respect to the certificate verifying compliance during the final fiscal quarter of each fiscal year, Borrowers shall deliver such certificate to Lender no later than sixty (60) days after the end of such fiscal quarter. Annually, the Borrowers shall deliver to Lender consolidated audited financial statements of Key accompanied by the report and
opinion  thereon  of  independent   certified  public
accountants   reasonably acceptable to Lender and consolidating
financial statements of Borrowers and any of Borrowers' subsidiaries, as soon as available, but in no event later than ninety (90) days after the end of the Borrowers' fiscal year. Additionally, promptly upon the filing thereof, Borrower shall deliver to Lender true and complete copies of any 10-Q Report, 10-K Report and any other report or document filed by Borrowers, or any of them, with the Securities and Exchange Commission, or any other governmental agency.

         6.2 Each Borrower may from time to time render invoices to account debtors under its trade names set forth in Section 10.6(f) after Lender has received prior written notice from such Borrower of the use of such trade names and as to which, such Borrower agrees that: (a) each trade name does not refer to another corporation or other legal entity, (b) all accounts and proceeds thereof (including any returned merchandise) invoiced under any such trade names are owned exclusively by such Borrower and are subject to the security interest of Lender and the other terms of this Agreement, and (c) all schedules of accounts and confirmatory assignments including any sales made or services rendered using the trade name shall show such Borrower's name as assignor and Lender is authorized to receive, endorse and deposit to any loan account of such Borrower maintained by Lender all checks or other remittances made payable to any trade name of such Borrower representing payment with respect to such sales or services.

         6.3 Each Borrower shall promptly notify Lender in writing of any loss, damage, investigation, action, suit, proceeding or claim relating to a material portion of the Collateral or which may result in any material adverse change in such Borrower's business, assets, liabilities or condition, financial or otherwise.

         6.4 Each Borrower's books and records concerning accounts and its chief executive office are and shall be maintained only at the address set forth in Section 10.6(d). Each Borrower's only other places of business and the only other locations of Collateral, if any, are and shall be the addresses set forth in Section 10.6(e) hereof, except any Borrower may change such locations in the ordinary course of business or open a new place of business after thirty (30) days prior written notice to Lender. Prior to any change in location or opening of any new place of business, each Borrower shall execute and deliver or cause to be executed and delivered to Lender such financing statements, financing documents, mortgages, and security and other agreements as Lender may reasonably require, including, without limitation, those described in Section 6.14. Without otherwise limiting the effect of the foregoing, Borrower may change the location of its well servicing rigs and drilling rigs without prior approval of Lender; provided, however, such well servicing rigs and drilling rigs may not be removed from the state where they are located as of the date hereof, and Borrowers shall within five
(5) days of Lender's request, provide Lender with a listing of the current locations of all well servicing rigs and drilling rigs.

         6.5 Each Borrower has and at all times will continue to have good and marketable title to all of the Collateral, free and clear of all liens, security interests, claims or encumbrances of any kind except those, if any, set forth on Schedule A hereto.

         6.6  No  Borrower  shall  directly  or  indirectly:
(a) sell, lease, transfer, assign, abandon or otherwise dispose of any part of the Collateral or any material portion of its other assets (other than sales of inventory to buyers in the ordinary course of business) or (b) consolidate with or merge with or into any other entity, or permit any other entity to consolidate with or merge with or into such Borrower or (c) form or acquire any interest in any firm, corporation or other entity.

         6.7 Each Borrower shall at all times maintain, with financially sound and reputable insurers, casualty insurance with respect to the Collateral and other assets. All such insurance policies shall be in such form, substance, amounts and coverage as may be reasonably satisfactory to Lender and shall provide for thirty (30) days prior written notice to Lender of cancellation or reduction of coverage. Each Borrower hereby irrevocably appoints Lender and any designee of Lender as, attorney-in-fact for such Borrower to obtain at such Borrower's expense, any such insurance should such Borrower fail to do so and, after an Event of Default that is continuing, to adjust or settle any claim or other matter under or arising pursuant to such insurance or to amend or cancel such insurance. Each Borrower shall deliver to Lender evidence of such insurance and a lender's loss payable endorsement satisfactory to Lender as to all existing and future insurance policies with respect to the Collateral. Each Borrower shall deliver to Lender, in kind, all instruments representing proceeds of insurance received by such Borrower. Prior to an Event of Default, Lender may permit Borrowers to apply any insurance proceeds received at any time to the cost of repairs to or replacement of any portion of the Collateral and/or, at Lender's option, payment of or as security for any of the Obligations, whether or not due; provided, however, that if Lender elects to apply the insurance proceeds to the then outstanding Obligations, Lender will apply the proceeds (i) first to reduce the Capital Expenditures Loans, (ii) second, to reduce other Term Loans, and (iii) third, to reduce the Revolving Loans. After the occurrence of an Event of Default which has not been cured to Lender's satisfaction, Lender may permit Borrowers to apply any insurance proceeds received at any time to the cost of repairs to or replacement of any portion of the Collateral and/or, at Lender's option, to payment of or as security for any of the Obligations, whether or not due, in any order or manner as Lender determines.

         6.8 Each Borrower is and at all times will continue to be in compliance with the requirements of all material laws,
rules, regulations and orders of any governmental   authority
relating to its business (including laws, rules, regulations and orders relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health and safety, or environmental matters) and all material agreements or other instruments, binding on such Borrower or its property.
 All of each Borrower's inventory shall be produced in accordance with the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto. Each Borrower shall pay and discharge all taxes, assessments and governmental charges against such Borrower or any Collateral prior to the date on which penalties are imposed or liens attach with respect thereto, unless the, same are being contested in good faith and, at Lender's option, Reserves are established for the amount contested and penalties which may accrue thereon.

         6.9 With respect to each account deemed an Eligible Account, except as reported in writing to Lender, (a) Borrower has no knowledge that any of the criteria for eligibility are not or are no longer satisfied, (b) each is valid and legally enforceable and represents an undisputed bona fide indebtedness incurred by the account debtor for the sum reported to Lender, (c) each arises from an absolute and unconditional sale of goods, without any right of return or consignment, or from a completed rendition of services, (d) each is not, at the time such account arises, subject to any defense, offset, dispute, contra relationship, counterclaim, or any given or claimed credit, allowance or discount except as disclosed to Lender in writing and approved by Lender in writing, and (e) all statements made and all unpaid balances and other information appearing in the invoices, agreements, proofs of rendition of services and delivery of goods and other documentation relating to the accounts, and all confirmatory assignments, schedules, statements of account and books and records with respect thereto, are in all material respects true and correct and what they purport to be.

         6.10 With respect to each Borrower's equipment, each such Borrower shall maintain equipment having an aggregate value of at least 85% of the then current appraised forced liquidation value of all of such Borrower's equipment in good order and repair, and in running and marketable condition, ordinary wear and tear excepted.

         6.11 Borrowers shall at all times on a consolidated basis maintain cash flow coverage, tangible net worth, and liabilities to tangible net worth as set forth in Section 10.5 and no Borrower shall, directly or indirectly, expend or commit to expend, for fixed or capital assets (including capital lease obligations) an amount in excess of the capital expenditure limit set forth in Section 10.5 in any fiscal year of Borrowers. In addition, after the date of this Agreement no Borrower will enter into any operating or capital lease as lessee or sublessee if, after giving effect thereto, the aggregate amount of additional operating or capital lease rentals payable by all Borrowers in any fiscal year with respect to all such leases entered into in such fiscal year would exceed $1,500,000.

         6.12 Except as set forth on Schedule 6.12 hereto and as otherwise provided herein, no Borrower will, directly or indirectly: (a) lend or advance money or property to, guarantee or assume indebtedness of, or invest (by capital contribution or otherwise) in any person, firm, corporation or other entity; or (b) declare, pay or make any cash dividend, redemption or other distribution on account of any shares of any class of stock of such Borrower now or hereafter outstanding;
 or (c) make any payment of the principal amount of or interest on any indebtedness owing to any officer, director, shareholder, or affiliate of such Borrower; or (d) make any loans or advances to any officer, director, employee, shareholder or affiliate of such Borrower (including, but not limited to, any other Borrower) provided, however, that, with respect to advances to officers and employees, Borrowers may make such advances in the ordinary course of business as long as all such advances at any time outstanding do not exceed $25,000 in the aggregate during any fiscal year of Borrowers; or (e) enter into any sale or lease or other transaction with any officer, director, employee, shareholder or affiliate of such  Borrower on terms that are less
favorable to such Borrower than those which might be obtained at the time from persons who are not an officer, director, employee, shareholder or affiliate of such Borrower. Notwithstanding the foregoing, each Borrower (each, an "Intercompany Lender") may make loans to any other Borrower (each, an "Intercompany Borrower") provided however that (i) all such loans to any Intercompany Borrower shall be evidenced by the Intercompany Note and Security Agreement executed by such Intercompany Borrower (the "Chattel Paper") and (ii)
Lender retains a properly perfected   security  interest  in
the  Chattel  Paper  at  the  time  of  such intercompany  loan.
 In addition, WellTech may make intercompany loans to WellTech's 63% owned subsidiary, Servicios WellTech, S.A. ("Servicios") as long as (a) all such intercompany loans are properly documented on WellTech's books and records, (b) all such intercompany loans are memorialized by one or more Intercompany Note and Security Agreements (the "Servicios Chattel Paper"), (c) no such additional intercompany loans to Servicios after January 19, 1996 would exceed the amount of $500,000 which is part of the principal amount as set forth in the related Intercompany Note and Security Agreement executed by Servicios of even date herewith, and (d) Lender retains a properly perfected security interest in the Servicios Chattel Paper at the time of such intercompany loan.

         6.13 Each Borrower shall pay, on Lender's demand, all costs, expenses, filing fees and taxes payable in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement and all other existing and future agreements or documents contemplated herein or related hereto, including any amendments, waivers, supplements or consents which may hereafter be made or entered into in respect hereof, or in any way involving claims or defense asserted by Lender or claims or defense against Lender asserted by such Borrower, any guarantor or any third party directly or indirectly arising out of or related to the relationship between such Borrower and Lender or any guarantor and Lender, including, but not  limited to the
 following, whether incurred before, during or after the initial or any renewal Term or after the commencement of any case with respect to any such Borrower or any guarantor under the United States Bankruptcy Code or any similar statute: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all title insurance and other insurance premiums, appraisal fees, fees incurred in connection with any environmental report, audit or survey and search fees; (c) all fees relating to the wire transfer of loan proceeds and other funds and fees for returned checks; (d) all reasonable expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and the Borrowers' operations, plus a per diem charge at the rate of $650 per person, per day for Lender's examiners in the field and office; and (e) the reasonable costs, fees and disbursements of in-house and outside counsel to Lender.

         6.14 At the request of Lender, at any time and from time to time at such Borrower's sole expense, each Borrower shall execute and deliver or cause to be executed and
delivered  to  Lender  such  agreements,   documents  and
instruments, including waivers, consents and subordination agreements from mortgagees or other holders of security interests or liens, landlords or bailees, and do or cause to be done such further acts as Lender, in its discretion, deems  necessary  or  desirable  to  create,  preserve,
perfect or validate  any  security  interest  of  Lender  or the priority thereof in the Collateral and otherwise to effectuate the provisions and purposes of this Agreement. Each Borrower hereby authorizes Lender to file financing statements or amendments against such Borrower in favor of
Lender  with  respect to the Collateral,   without  such
Borrower's signature and to file as financing statements any carbon, photographic or other reproductions of this Agreement or any financing statements signed by such Borrower.

         6.15  Each  Borrower   authorizes   Lender,   at
Lender's option, as attorney-in-fact for such Borrower, to commence, appear in and prosecute, in Lender's or such Borrower's name and with the participation of such Borrower, any action or proceeding relating to any condemnation or other taking of any Collateral comprised of real property and to settle or compromise any claim in connection with any such condemnation or other taking. Any award for the taking of, or damage to, all or any part of the Collateral, or any interest therein, upon the lawful exercise of power of eminent domain shall be payable to Lender who, after deducting its expenses, including reasonable attorneys' fees, may apply the sums so received to the portion of the Obligations hereby secured last falling due or in such other manner as Lender may desire. Each Borrower agrees to execute such further assignments of any compensations, awards, damages, claims, rights of action and proceeds as Lender reasonably may require.

         6.16 Each Borrower assumes all responsibility and liability arising from or relating to the use, sale, or other disposition of the Collateral. Neither the Lender nor any of its officers, directors, employees, and agents shall be liable or responsible in any way for the safekeeping of any of the Collateral, or for any act or failure to act with respect to the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act of default by any warehouseman, carrier, forwarding agency or, other person whomsoever, all of which shall be at the Borrowers' sole risk. The Obligations shall not be affected by any failure of the Lender to take any steps to perfect its security interest in or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Borrower from any of the Obligations. The Lender may (but shall not be required to), to the extent set forth in this Agreement or applicable law, without notice to or consent from any Borrower, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise  or settle  for cash or credit,  grant  other
indulgences,   extensions,   renewals,  compositions,  or
releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Borrower for the Obligations.

         6.17 Each Borrower shall notify Lender in writing of the following matters at the following times:

               (a)  Immediately  after  becoming  aware of the
existence of any          Event of Default.

               (b)  Immediately  after  becoming  aware  that
the  holder of any          capital  stock of such  Borrower
has given notice or taken any action          with respect to a
claimed default.

               (c)  Immediately  after  becoming  aware of any
material  adverse          change in the  Collateral  or in any
Borrower's  property,  business,          operations, or
condition (financial or otherwise).

               (d) Immediately after becoming aware of any
pending or threatened          action,   proceeding,   or
counterclaim   by  any  individual,   sole
proprietorship,  partnership,  joint  venture,  trust,
unincorporated          organization, association, corporation,
Public Authority, or any other          entity,  or  any
pending  or  threatened  investigation  by a  Public
Authority,  which may materially and adversely  affect the
Collateral,          the repayment of the  Obligations,  the
Lender's rights under the Loan          Documents, or the
Collateral or in any Borrower's property, business, operations, or condition (financial or otherwise).

               (e) Immediately after becoming aware of any
pending or threatened          strike, work stoppage,  material
unfair labor practice claim, or other          material   labor
dispute   affecting  any  Borrower  or  any  of  its
subsidiaries.

               (f) Immediately after becoming aware of any
violation of any law,          statute,  regulation, or
ordinance of a Public Authority applicable to          any
Borrower,   which  may  materially   and  adversely   affect
the          Collateral,  the  repayment of the  Obligations,
the Lender's  rights          under this  Agreement,  or the
Collateral or any Borrower's  property,          business,
operations, or condition (financial or otherwise).

               (g)  Immediately  after  becoming  aware of any
violation or any          investigation  of a violation  by any
Borrower of  environmental  laws          which  would
materially  and  adversely  affect the  Collateral,  any
 Borrower's  property,  business,  operation or condition
(financial or          otherwise).

               (h) Thirty (30) days prior to any Borrower changing its name.

Each notice given under this Section 6.17 shall describe the subject matter thereof in reasonable detail and shall set forth the action that such Borrower has taken or proposes to take with respect thereto. As used herein, the term

 "Public Authority" shall mean the government of any country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or any department, agency, public corporation or other instrumentality of any of the foregoing.

         6.18 (a) Except with respect to the matters described in Schedule B hereto, neither Borrower nor any subsidiary of any Borrower, except in compliance in all material respects with all laws, ordinances, regulations, administrative orders, notices and decrees of any governmental authority pertaining to Borrower or such subsidiary, (i) may own, occupy, or operate a site or vessel on which any hazardous material or oil is stored, transported or disposed of; or (ii) may directly or indirectly transport, or arrange for the transport, of any hazardous material or oil; or (iii) will cause, or have legal responsibility for, any release, or threat of release, of any hazardous material or oil on or from the real property identified in Section 10.6 (the "Premises"), or any other site or vessel presently owned, occupied, or operated either by any Borrower or any subsidiary or any person for whose conduct any Borrower or any subsidiary is responsible. Except with respect to the matters described in Schedule B, neither Borrower nor any subsidiary of any Borrower may cause, or have legal responsibility for, any release, or threat of release, of any hazardous material or oil on or from the Premises, or any other site or vessel presently owned, occupied, or operated by any Borrower, any subsidiary or any person for whose conduct any Borrower or any subsidiary is responsible, where any such release or threat of release can reasonably be expected to result in a material liability of any Borrower or any subsidiary or a lien on the Premises or other property of any Borrower or any subsidiary.

         (b) Except with respect to the matters described in Schedule B hereto, no Borrower nor any Borrower's subsidiary has, except in compliance in all material respects with all laws, ordinances, regulations, administrative orders, notices and decrees of any governmental authority pertaining thereto,
(i) owned, occupied or operated a site or vessel on which any hazardous materials or oil were stored, transported or disposed of by any Borrower or such subsidiary; (ii) directly or indirectly transported, or arranged for the transport, of any hazardous material or oil; or (iii) caused, or become legally responsible for, any material release or threat of release, of any hazardous material or oil on or from the Premises or any other site or vessel owned, occupied or operated either by any Borrower, any subsidiary of any Borrower or any person for whose conduct any Borrower or any subsidiary of any Borrower is responsible. Except with respect to the matters described in Schedule B, no Borrower nor its subsidiaries has caused, or become legally responsible for, any release or threat of release of any hazardous material or oil on or from the Premises or any other site or vessel owned, occupied or operated either by any Borrower, any subsidiary of any Borrower or any person for whose conduct any Borrower or any subsidiary of any Borrower is responsible, where any such release or threat of release can reasonably be expected to result in a material liability to any Borrower or any subsidiary of any Borrower or a lien on the Premises or other property of any Borrower or any subsidiary of any Borrower.

         (c) Except  with  respect to the  matters  described
in Schedule B, no Borrower nor any subsidiary of any Borrower has received notification from any federal, state, foreign or other governmental authority of: any potential, known or threat of release of any hazardous material or oil on or from the Premises or any other site or vessel at any time owned, occupied or operated either by any Borrower, any subsidiary of any Borrower or any person for whose conduct any Borrower or any subsidiary of any Borrower is responsible or whose liability may result in a lien on the Premises or any other property of any Borrower or any subsidiary of any Borrower; or of the incurrence of any expense or loss by such
 governmental   authority  or  by  any  other  person,  in
connection with the assessment, containment, or removal of any release, or threat of release, of any hazardous material or oil from the Premises or any such site or vessel.

         (d) Each Borrower  shall,  and shall cause the other
Borrowers and each subsidiary of any Borrower to:

                  (i) comply with all material  laws,
ordinances,  regulations,         administrative   orders,
notices  and  decrees  of  any  governmental         authority
pertaining to the storage, transport, release and disposal of hazardous material or oil;

                  (ii)  except  in   compliance   with  all
applicable   laws,         ordinances, regulations,
administrative orders, notices and decrees of         any
governmental authority refrain from disposing of hazardous
material         or oil on the Premises or on any other site or
vessel  owned,  occupied         or operated either by any
Borrower,  any subsidiary of any Borrower, or         by any
person for whose conduct any Borrower or any subsidiary of any Borrower is responsible;

                  (iii)  engage in such  activity as is
reasonable  and prudent         under the  circumstances  to (w)
 determine  whether and to what extent         hazardous
materials  or oil is present on the Premises or on any other site or vessel at any time owned,  occupied  or operated
either by any         Borrower,  any  subsidiary of any
Borrower,  or by any person for whose         conduct any
Borrower or any  subsidiary of any Borrower is  responsible
   or  whose  liability  may  result  in a lien on the  Premises
 or other         property  of any  Borrower  or any  subsidiary
 of  any  Borrower,  (x)         determine  whether  and to what
extent  containment  or removal of such         hazardous
material  or oil as may  then be  present  is  necessary  or appropriate  in light of applicable  law or potential  harms
or damages         which may result therefrom,  (y) carry out
any activities  necessary or         appropriate  under  clauses
(w) and (x), and (z) qualify for  insurance         programs or
safe harbors which may be available under applicable law, ordinances and regulations;

                  (iv)  provide  Lender  with  written  notice:
 (x)  upon  any         Borrower's  obtaining  knowledge or any
material release,  or threat of         release,  or any
hazardous material or oil at or from the Premises,  or
any other site or vessel at any time  owned,  occupied,  or
operated by         any Borrower,  or any subsidiary of any
Borrower,  or by any person for         whose conduct any
Borrower, or any subsidiary of any Borrower, is responsible, where such release or threat of release is
required to be         reported  to  any  governmental
authority  by  any  Borrower  or  any         subsidiary of any
Borrower or any other such person, or may result in a
lien  on  the  Premises  or  other  property  of  any  Borrower
or any         subsidiary of any Borrower;  (y) upon any
Borrower's or any Borrower's         subsidiary's  receipt of
any notice to such  effect  from any  federal,         state,
foreign  or  other  governmental  authority;  and (z)  upon any
       Borrower's or any Borrower's  subsidiary's  obtaining
knowledge of any         incurrence of any expense or loss by
any such governmental authority in         connection  with  the
 assessment,   containment,  or  removal  of  any
hazardous material or oil for which expense or loss any Borrower
or any         subsidiary may be liable in any material  amount
or for which expense a         lien may be  imposed  on the
Premises  or any  other  property  of any         Borrower or
any subsidiary of any Borrower; and

                  (v) jointly and  severally  indemnify,  defend
and hold Lender         harmless  from any claim brought or
threatened  against  Lender by any         Borrower, or any
subsidiary of any Borrower,  any guarantor or endorser
of the Obligations, or any governmental agency or authority or any
         other person (as well as from  attorneys'  and
environmental  expert's         reasonable fees and expenses in
connection therewith) on account of the         presence of
hazardous  material or oil on the  Premises,  or any other
  site or vessel at any time owned,  occupied or operated by any
Borrower         or any  subsidiary  of any Borrower or any
person for whose conduct any         Borrower or any subsidiary
of any Borrower may be responsible, or whose         liability
may result in a lien on the Premises or other property of any
     Borrower or any subsidiary of any Borrower, the past,
present or future         release or threat of release of
hazardous  materials or oil on or from         the Premises,  or
any other site or vessel at any time owned,  occupied         or
operated by any Borrower,  or any subsidiary of any Borrower,
or by         any person for whose  conduct  any  Borrower or
any  subsidiary  of any         Borrower may be responsible or
whose  liability may result in a lien on         the Premises or
other property of any Borrower or any subsidiary of any Borrower, or the failure by any Borrower to comply with the
terms and         provisions  of this  Section  6.18  (each  of
which  may be  defended,         compromised,  settled,  or
pursued by Lender  with  counsel of Lender's         selection,
but at the expense of the Borrowers, on a joint and several
   basis,  and, in the case of compromise or settlement  prior
to an Event         of Default, with the consent of any
Borrower,  which consent shall bind         all Borrowers). The
within indemnification shall survive payment of the
Obligations and/or any termination,  release,  or discharge
executed by         Lender in favor of any  Borrower or any
subsidiary  of any Borrower or         other person.

         (e) As used in this Section 6.18, the term "oil" shall mean oil and/or any other petroleum product or by-product.

         6.19 At Lender's option, and at each Borrower's expense, Lender may order appraisals of the forced liquidation value of Borrower's machinery and equipment, provided, however, that the timing and manner of all such appraisals shall be commercially reasonable in all respects.
If the principal balance of the Term Loans outstanding to any Borrower, as of the date of the appraisal, exceeds eighty-two percent (82%) of the appraised forced liquidation value of such Borrower's machinery and equipment, such Borrower shall make additional principal payments with respect to the Term Loan in an amount equal to 1/12 of the amount by which the outstanding principal balance of such Borrower's Term Loans exceeds eighty-two percent (82%) of the appraised forced liquidation value of such Borrower's machinery and equipment as of the date of the appraisal, such payments to be paid concurrently with the monthly Term Loan installments due under the Term Loans, until the entire excess amount has been fully amortized.

         6.20 No Borrower shall directly or indirectly enter into or permit to exist, any transaction with Odessa as obligor to such Borrower, direct or contingent, by reason of any loan, advance, lease, sale or other financing transaction, investment or otherwise; provided, however, that Hurt may provide services from time to time to Odessa as long as the aggregate of all such accounts outstanding at any time does not exceed $300,000.00.

SECTION 7. EVENTS OF DEFAULT AND REMEDIES

         7.1 All Obligations shall be immediately due and payable, without notice or demand, and any provisions of this
 Agreement as to future loans and credit accommodations by Lender shall terminate automatically, upon the termination or non-renewal of this Agreement or, at Lender's option, upon or at any time after the occurrence or existence of any one or more of the following "Events of Default":

         (a) Any Borrower fails to pay when due any of the Obligations or fails to perform any of the terms of this Agreement or any other existing or future financing, security or other agreement between such Borrower and Lender or any affiliate of Lender;

         (b) Any representation, warranty or statement of fact made by any Borrower to Lender in this Agreement or any other agreement, schedule, confirmatory assignment or otherwise, or to any affiliate of Lender, shall prove inaccurate or misleading in any material respect;

         (c) Any guarantor revokes, terminates or fails to perform any of the terms of any guaranty, endorsement or other agreement of such party in favor of Lender or any affiliate of Lender;

         (d) Any judgment or judgments aggregating in excess of $50,000 or any injunction or attachment (except statutory liens or attachments for amounts not yet due and payable) is obtained against any Borrower or any guarantor which remains unstayed for a period of ten (10) days or is enforced;

         (e) Any Borrower or any guarantor or a general partner of a guarantor or a Borrower (which is a partnership), being a natural person, dies, or any Borrower or any guarantor which is a partnership or corporation, is dissolved, or any Borrower or any guarantor which is a corporation fails to maintain its corporate existence in good standing, or Borrower or any guarantor suspends its usual business or engages in a different line of business from the line of business it is engaged in as of the date of this Agreement;

         (f) Any change in the chief executive officer or president of Key without Lender's prior written consent;

         (g) Any Borrower or any guarantor of any of the Obligations becomes insolvent, makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a general meeting of its creditors or principal creditors;

         (h) Any petition or application for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed by any Borrower or any guarantor or, if filed against any Borrower or any guarantor of any of the Obligations, is not dismissed within sixty (60) days;

         (i) The indictment or threatened indictment of any Borrower or any guarantor under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Borrower or any guarantor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any of the property of such Borrower or such guarantor;

         (j) Any event of default under any financing, security or other agreement, document or instrument at any time executed and/or delivered to, with or in favor of Lender or any of its affiliates by any affiliate of any Borrower;

         (k) Lender in good faith believes that either (i) the prospect of payment or performance of the Obligations is impaired or (ii) the Collateral is not sufficient to secure fully the Obligations; or

         (l) Any default by any Borrower under any material agreement or instrument, in favor of any individual or entity other than Lender and such default continues for thirty (30) days after such breach first occurs; provided, however, that such grace period shall not apply, and an Event of Default shall exist, promptly upon such breach, if such breach may not, in Lender's reasonable determination, be cured by Borrower during such thirty (30) day grace period.

         7.2 Upon the occurrence of an Event of Default which has not been waived by Lender or cured to Lender's satisfaction and at any time thereafter, Lender shall have all rights and remedies provided in this Agreement, any other agreements between any Borrower and Lender, the Uniform Commercial Code or other applicable law, all of which rights and remedies may be exercised without notice to any Borrower, all such notices being hereby waived, except such notice as is expressly provided for hereunder or is not waivable under applicable law. All rights and remedies of Lender are
cumulative  and  not  exclusive  and are enforceable,   in
Lender's   discretion,   alternatively,   successively,   or
concurrently on any one or more occasions and in any order Lender may determine. Without limiting the foregoing, Lender may (a) accelerate the payment of all Obligations and demand immediate payment thereof to Lender, (b) to the extent permitted by law, with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take
possession  of  the  Collateral  or  complete   processing,
manufacturing and repair of all or any portion, of the Collateral, (c) require any Borrower, at such Borrower's expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (d) collect, foreclose, receive, appropriate, set off and realize upon any and all Collateral, (e) extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations, (f) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, by public or private sales at any exchange, broker's board, any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of any Borrower which right or equity of redemption is hereby expressly waived and released by each Borrower. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, ten (10) business days prior notice by Lender to the Borrowers designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and each Borrower waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, each Borrower waives to the extent permitted by law the posting of any bond which might otherwise be required.

         7.3 Lender may apply the cash proceeds of Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of any of the Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to the Borrowers) and in such order as Lender may elect, whether or not then due. Each Borrower shall remain liable to Lender for the payment of any deficiency together with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses.

         7.4 Lender may, at its option, cure any default by any Borrower under any agreement with a third party or pay or bond on appeal any judgment entered against any Borrower, discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense or perform any act which, in Lender's sole judgment, is necessary or appropriate to preserve, protect, insure, maintain or realize upon the Collateral. Lender may charge the Borrowers' loan account for any amounts so expended, such amounts to be repayable by the Borrowers on demand. Lender shall be under no obligation to effect such cure, payment, bonding or discharge, and shall not by doing so, be deemed to have assumed any obligation or liability of any Borrower.

SECTION 8. JURY TRIAL WAIVER; CERTAIN OTHER WAIVERS AND CONSENTS

         8.1 WAIVER OF JURY TRIAL. LENDER AND EACH BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY
ARISE UNDER THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES, AND THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT GROWING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT JURY. TRIAL BY A JUDGE SITTING WITHOUT A JURY WILL FURTHER RESULT IN THE AVOIDANCE OF DELAYS, A STREAMLINING OF THE PROCEEDINGS INVOLVED AND, AS A RESULT, WILL MINIMIZE THE EXPENSE OF ANY SUCH LAWSUIT FOR THE BENEFIT OF EACH BORROWER AND LENDER. EACH BORROWER HEREBY WAIVES TRIAL BY JURY, RIGHTS OF SET OFF, AND THE RIGHT TO IMPOSE COUNTERCLAIMS (EXCEPT BY COMPULSORY
COUNTERCLAIMS) IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT,
 THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE BORROWERS, OR ANY OF THEM, AND THE LENDER. EACH BORROWER HEREBY CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

         8.2 Each Borrower hereby irrevocably submits and consents to the nonexclusive jurisdiction of the State and Federal Courts located in the State in which the office of Lender designated in Section 10.6(a) is located and any other State where any Collateral is located with respect to any action or proceeding arising out of this Agreement, the Collateral or any matter arising therefrom or relating thereto. In any such action or proceeding, each Borrower waives personal service of the summons and complaint or other process and papers therein and agrees that the service thereof may be made by mail directed to such Borrower at its chief executive office set forth herein or other address thereof of which Lender has received notice as provided herein, service to be deemed complete five (5) days after mailing by certified or registered mail, or as permitted under the rules of either of said Courts. Any such action or proceeding commenced by any Borrower against Lender will be litigated only in a Federal Court located in the district, or a State Court in the State and County, in which the office of Lender designated in Section 10.6(a) is located and each Borrower waives any objection based on forum non conveniens and any objection to venue in connection therewith.

         8.3 Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender.
A waiver by Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

         8.4 Unless otherwise expressly provided herein, each Borrower waives, to the extent permitted by applicable law, diligence, presentment, protest and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate and notice of acceleration, notice of default, notice of protest, demand, dishonor or nonpayment, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Borrower which the Lender may elect to give shall entitle such Borrower to any further notice or demand in the same, similar or other circumstances.

         8.5 The  provisions  of Chapter 15 of the Texas  Credit
Code (Vernon's Texas Civil Statutes) Article 5069-15 are specifically declared by Lender and the Borrowers not to be applicable to this Agreement or the transactions contemplated hereby.

SECTION 9. TERM OF AGREEMENT; MISCELLANEOUS

         9.1 Term. This Agreement shall only become effective upon the execution and delivery of this Agreement by each Borrower and Lender and shall continue in full force and effect until either December 31, 1998, or January 5, 1999, at Lender's option, and shall be deemed automatically renewed for successive terms of two (2) years thereafter unless terminated as of the end of the initial or any renewal term (each a "Term") by the Lender or any Borrower giving the other parties hereto written notice at least sixty (60) days prior to the end of the then-current Term.

         9.2 Any of the Borrowers may also terminate this Agreement by giving Lender at least thirty (30) days prior written notice at any time upon payment in full of all of the Obligations as provided herein, including the early termination fee provided below. Lender shall also have the right to terminate this Agreement at any time upon or after the occurrence of an Event of Default. If Lender terminates this Agreement upon or after the occurrence of an Event of Default, or if any of the Borrowers shall terminate this Agreement as permitted herein effective prior to the end of the then-current
 Term, in addition to all other Obligations, the Borrowers collectively shall pay to Lender, upon the effective date of termination, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits, an early termination fee equal to:

                  (a) fifty  percent (50%) of the average
monthly  interest and         fees payable by the  Borrowers to
Lender with respect to the  Revolving         Loans for the
immediately preceding six (6) months or from the date of this Agreement, whichever is the shorter period, multiplied by

                  (b)  either  (i) the  number of months  (or
any part  thereof)         remaining in the then-current Term,
if the Borrowers' written notice of         termination is
received by Lender or termination by Lender is effective
more than sixty (60) days prior to the end of the then-current
Term or         (ii) the  number  of  months  (or any part
thereof)  remaining  in the         then-current  Term  plus
twenty-four  (24) if the  Borrowers'  written         notice of
termination is received by Lender or termination by Lender is effective  within sixty (60) days prior to the end of the
then-current         Term.

For purposes of calculating the early termination fee, in no event will the average monthly interest be less than the interest which would have been payable if the Revolving Loans had equaled the Minimum Borrowing set forth in Section 10.1(d) on each day during the calculation period.

         9.3 Borrowers may prepay, in whole or in part, the Term Loans prior to the end of the then current Term. If such prepayment is made with funds other than funds obtained from a public offering or private placement of equity or debt by Borrowers, the Borrowers collectively shall pay to Lender, upon the effective date of termination, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits, an early termination fee equal to:

                  (a) fifty  percent (50%) of the average
monthly  interest and         fees payable by the  Borrowers to
Lender with respect to the Term Loans         for the
immediately preceding six (6) months or from the date of this Agreement, whichever is the shorter period, multiplied by

                  (b)  either  (i) the  number of months  (or
any part  thereof)         remaining in the then-current Term,
if the Borrowers' written notice of         termination is
received by Lender or termination by Lender is effective
more than sixty (60) days prior to the end of the then-current
Term or         (ii) the  number  of  months  (or any part
thereof)  remaining  in the         then-current  Term  plus
twenty-four  (24) if the  Borrowers'  written         notice of
termination is received by Lender or termination by Lender is effective  within sixty (60) days prior to the end of the
then-current         Term.

         If such payment is made with funds obtained from a public offering or private placement of equity or debt by Borrowers, then, in lieu of the fee set forth in (a) and (b) above, Borrowers shall collectively pay to Lender an early termination fee of $100,000.00.

         9.4 Upon termination of this Agreement by the Borrowers, as permitted herein, in addition to payment of all Obligations which are not contingent, each Borrower shall deposit such amount of cash collateral as Lender reasonably determines is necessary to secure Lender from loss, cost, damage or expense, including reasonable attorneys' fees, in connection with any open Accommodations or remittance items or other payments provisionally credited to the Obligations and/or to which Lender has not yet received final and indefeasible payment.

         9.5 Except as otherwise provided, all notices, requests and demands hereunder shall be (a) made to Lender at its address set forth in Section 10.6(a) and to each Borrower at its chief executive office set forth in Section 10.6(d), or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if by hand, immediately upon delivery; if by telex, telegram or telecopy (fax), immediately upon receipt; if by overnight delivery service, upon receipt; and if by certified mail, return receipt requested five (5) days after mailing.

         9.6 If any provision of this Agreement is held to be invalid or unenforceable, such provision shall not affect this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable.

         9.7 Neither this Agreement nor any provision hereof shall be amended, modified or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender and Borrowers. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, except that any obligation of Lender under this Agreement shall not be assignable nor inure to the successors and assigns of Borrowers.

         9.8 No termination of this Agreement shall relieve or discharge any Borrower of its Obligations, grants of Collateral, duties and covenants hereunder or otherwise including, without limitation, the continuation and survival in full force and effect of all security interests and liens of Lender in and upon all then-existing and thereafter-arising or acquired Collateral and all warranties and waivers of Borrowers, until such time as all Obligations to Lender have been indefeasibly paid and satisfied in full.

         9.9 The enumeration herein of the Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Lender may have under the Uniform Commercial Code or other applicable law. The Lender shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. The Lender may, without limitation, proceed directly against the Borrowers, or any of them, to collect the Obligations without any prior recourse to the Collateral.

         9.10 Whenever an Event of Default exists, the Lender is hereby authorized at any time and from time to time, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender or any affiliate of such Lender to or for the credit or the account of any Borrower against any and all of the Obligations, whether or not then due and payable.

         9.11 Lender may grant the right to participate in Loans and to enter into participation agreements with one or more participating lenders; and, in the event that Lender does grant such right to participate in Loans, Lender may do so with such participating lenders, and on such terms and conditions,  as
 shall be acceptable to Lender. If a participating lender shall at any time with the Borrowers' knowledge participate with the Lender in the Loans, each Borrower hereby grants to such
participating   lender,   and  the  Lender  and  such
participating lender shall have and are hereby given, a continuing lien on and security interest in any money, securities and other property of such Borrower in the custody or possession of the participating lender, including, the right of set-off, to the extent of such participating lender's participation in the Obligations, and such participating lender shall be deemed to have the same right of set-off to the extent of such participating lender's participation in the
 Obligations under this Agreement, as it would have if it were a direct lender.

         9.12 All terms used herein which are defined in the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement and all references to the singular or plural herein shall also mean the plural or singular, respectively.

         9.13 THIS  AGREEMENT  SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE
OFFICE OF LENDER  SET FORTH IN  SECTION 10.6(a) BELOW IS LOCATED.

         9.14 THIS AGREEMENT (AND THE PROMISSORY NOTES REFERRED TO IN SECTION 2.2), ARE INTENDED BY THE BORROWERS AND THE LENDER TO BE THE FINAL, COMPLETE, AND EXCLUSIVE
EXPRESSION OF THE AGREEMENT BETWEEN THEM. THIS AGREEMENT SUPERSEDES ANY AND ALL PRIOR ORAL OR WRITTEN AGREEMENTS
RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. NO MODIFICATION,
 RESCISSION, WAIVER, RELEASE, OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND A DULY AUTHORIZED OFFICER OF LENDER.

         9.15 This Agreement may be executed in any number of counterparts, and by the Lender and the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute on and the same agreement.

         9.16 The captions contained in this Agreement are for convenience only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         9.17 This Agreement amends and restates in its entirety the Second Loan Agreement and the WellTech Agreement. The execution of this Agreement, the Promissory Notes, and the other loan documents executed in connection herewith does not extinguish the indebtedness outstanding in connection therewith nor does it constitute a novation with respect to indebtedness outstanding in connection with the Original Loan Agreement or the indebtedness evidenced by the Original Loan Documents or the Second Loan Agreement or the WellTech Agreement. The Borrowers and Lender ratify and confirm each of the Original Loan Documents including each of the security documents executed pursuant to the Original Loan Agreement or the Second Loan Agreement or the WellTech Agreement, and agree that such Original Loan Documents as amended and modified hereby continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing and notwithstanding any loan document to the contrary, each Borrower and Lender agree and acknowledge that:

 (i) the term "Loan Agreement" as used in each loan document, including, but not limited to, each of the Promissory Notes, means this Agreement; (ii) the term "Indebtedness," "Obligations" or "Secured Obligations" as used in any loan document means the Obligations; and (iii) the term "Lender" as used in the Loan Documents means the Lender as defined herein.

         9.18 Releases. As a material inducement to Lender to enter into this Agreement, each Borrower hereby represents and warrants that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the other obligations created or evidenced by the Original Loan Documents, the Second Loan Agreement or the WellTech Agreement. Each of the Original Obligors hereby releases, acquits, and forever discharges Lender, and its current parent, subsidiaries and affiliated organizations, and the current offices, employees, attorneys and agents of each of the foregoing (all of whom are herein jointly and severally referred to as the "Released Parties") from any and all liability, damages, losses, obligations, costs, expenses, suits, claims, demands, causes of action for damages or any other relief, whether or not now known or suspected, of any kind, nature or character, at law or in equity, that any of them now has or may have ever had against any of the Released Parties, including, but not limited to, those relating to (a) usury or penalties or damages therefor, (b) allegations that a partnership existed between Borrower and the Released Parties,
 (c) allegations of unconscionable acts, deceptive trade practices, lack of good faith or fair dealing, lack of
commercial reasonableness   or  special   relationships,   such
as  fiduciary,   trust  or confidential  relationships,  (d)
allegations of dominion, control, alter ego, instrumentality, fraud, misrepresentation, duress, coercion, undue influence, interference or negligence, (e) allegations of tortious interference with present or present or prospective business relationships or of antitrust or (f) slander, libel or damage to reputation (hereinafter being collectively referred to as the "Claims"), all of which Claims are hereby waived.

SECTION 10. ADDITIONAL DEFINITIONS AND TERMS

         10.1     (a)      Maximum Credit: $35,000,000

                  (b)      Eligible  Accounts  Percentage:
Eighty-Five  Percent                           (85%)  so long
as the  dilution  percentage  of such
accounts does not exceed Four Percent (4%)  whereupon
               the Eligible Accounts  Percentage shall be
reduced to                           an amount deemed reasonable
by Lender.

                  (c)      Maximum   days  after   Invoice
Date  for  Eligible                           Accounts: 90 days;
provided, however, that Lender may
make advances up to  $250,000.00  in the aggregate at
               any given time against  Eligible  Accounts  which
are                           between 91 days and 120 days past
invoice date.

                  (d)      Minimum Borrowing:  $20,000,000;
provided,  however,                           that if the Term
Loans are repaid in full from either
(i) Borrowers'  operating income or (ii) the proceeds
               of  a  stock   offering  of  Key,  then  the
Minimum                           Borrowing will be $12,000,000.

                  (e)      Sublimits:

                           (i)      For Yale, $35,000,000 less
all Obligations                                     of Hurt and
WellTech;

                           (ii)     For Hurt, the lesser of (i)
$2,000,000, and                                     (ii)
$35,000,000 less all Obligations of
       Yale and WellTech; and

                           (iii)    For WellTech, $35,000,000
less all                                     Obligations of Hurt
and Yale;

         10.2 The lesser of eighty-two percent (82%) of the forced liquidation value of the Borrower's equipment and

                  (a)      Term Loan:

                           (i)      For Yale, $10,004,082;

                           (ii)     For Hurt, $1,230,000;  and

                           (iii)    For WellTech, $11,822,186.

                  (b)      Capital Expenditures Loans
(ss.2.2(b)):  In addition,                           Lender will
provide  Borrowers  with a line of credit
   in the aggregate amount of up to the amount set forth
                  below ("Capital Expenditures Line") for the
equipment                           purchased by Borrowers after
November 6, 1995,  which                           is
acceptable   to  Lender  for  lending   purposes
          ("Acceptable  Capital  Expenditures").  Advances,  if
                         any, by Lender against Borrower'
Acceptable  Capital                           Expenditures
("Capital Expenditures Loans") shall be
 limited  to  seventy  percent  (70%)  of  the  forced
                liquidation  value of such Capital
Expenditures,  as                           set  forth in an
appraisal  delivered  to  Lender in
accordance  with Section  2.2(c),  and such  advances
               will  be  evidenced  by  a  Promissory  Note  and
 be                           amortized over 84 months. Any
advances made under the                           Capital
Expenditures Line will be made at the sole discretion of Lender.

                           (i)     For Yale, up to $2,500,000
less all                                    outstanding Advances
under the Capital
Expenditures Line;

                           (ii)    For Hurt, up to the lesser of
(i) $2,000,000,                                   and (ii)
$2,500,000 less all outstanding
  Advances under the Capital Expenditures
            Line; and

                           (iii)   For  WellTech,  up to
$2,500,000  less  all
outstanding   advances   under  the  Capital
              Expenditures Line.

         10.3 Accommodations:

                  (a)      Lender's Charge for
        Accommodations: 1.25% per annum with respect to all
                                     outstanding Accommodations

                  (b)      Sublimit for Accommodations:
$1,800,000

         10.4 Fees:

                  (a)      Interest Rate:  Prime Rate plus 1.25%
per annum

                  (b)      Closing Fees:  N/A

                  (c)      Unused Line Fee Rate: N/A

         10.5 Financial Covenants: Unless indicated otherwise, all amounts below shall be determined in accordance with generally accepted accounting principles, in effect on the date hereof, consistently applied:

                  (a)      "Consolidated  Debt Service (Fixed
Charge)  Coverage                           Ratio"  means the
ratio of (a) the sum of net  income
plus (i) depreciation and amortization  expenses plus
               (ii) increases in deferred taxes less (iii)
decreases                           in  deferred   taxes
resulting  from  tax  payments
actually made;  divided by (b) the sum of payments on
               long  term   indebtedness   plus  (i)  capital
lease                           payments plus (ii) any unfunded
capital expenditures;                           (c) determined
on a consolidated basis.

                           Testing  of the  following  ratio
will begin on March                           31, 1996.

                           Borrowers will maintain a
Consolidated  Debt Service                           (Fixed
Charge)  Coverage Ratio of not less than 1.30
       to 1.00,  such  ratio to be tested at the end of each
                      calendar  quarter  (i.e.  as of  March
31,  June 30,                           September  30 and
December  31)  based on the  prior
12-month period.

                  (b)      "Consolidated Tangible Net Worth"
means the amount by                           which  the  sum
of  (a)  Shareholders'  Equity  plus
Subordinated Debt  (non-current  balance) exceeds (b)
               Intangible Assets, determined on a consolidated
basis                           for all  Borrowers.  For this
purpose:  "Shareholders                           Equity"
means   shareholders'   equity   determined
     according to GAAP; and "Intangible  Assets" means (i)
                    assets  which are treated as  intangible
pursuant to                           GAAP; (ii) obligations
owing by any persons that are
officers,   directors,    shareholders,    employees,
               subsidiaries  or  affiliates,  or any entity in
which                           any such  person  owns any
interest;  and  (iii) any                           asset  which
is  intangible  or lacks  intrinsic  and
  marketable value or collectibility, including without
                 limitation   goodwill,   noncompetition
agreements,                           patents,   copyrights,
trademarks,   franchises  or
organization  or  research  and  development   costs,
               prepaid      expenses     or      investments
 in                           subsidiaries/affiliates;  and (iv)
any  other  assets                           determined   to  be
  intangible  by  Lender  in  its
reasonable credit judgment.

                           Borrowers will maintain a
Consolidated  Tangible Net                           Worth of
not less than $30,000,000,  such ratio to be
      tested as of the end of each  calendar  quarter (i.e.
                     as of March 31, June 30,  September  30 and
 December                           31).

                  (c)      Total   Liabilities   (as   defined
by   GAAP)   to                           Consolidated Tangible
Net Worth:

                           Borrowers   will  not   allow   the
ratio  of  Total                           Liabilities to
Consolidated  Tangible Net Worth to be
greater than 2.25 to 1.00, such ratio to be tested as
                           of the end of any calendar quarter
(i.e. as of March                            31, June 30,
September 30 and December 31).

                  (d)      Maximum Annual Capital  Expenditures:
 Borrowers will                           not  allow  their
Capital   Expenditures  to  exceed
$7,000,000 during any Fiscal Year.

         10.6     (a)      Lender's Office:          10 South
LaSalle Street
  Chicago, Illinois 60603

                  (b)      Lender's Bank:            Bank of
America Illinois
    231 South LaSalle Street
                Chicago, Illinois 60697

                  (c)      Borrowers:       Yale E. Key, Inc.
                                        Key Energy Drilling,
Inc.                                             d/b/a Clint
Hurt Drilling
WellTech Eastern, Inc.

                  (d)      Borrowers' Chief Executive Offices:

                           1.       Yale:
            1503 East Taylor
Midland, Texas  79702

                           2.       Key Energy Drilling, Inc.
                                 d/b/a Clint Hurt Drilling:
                              1503 East Taylor
                 Midland, Texas  79702

                           3.       WellTech Eastern, Inc.
                             5967 Venture Way
                Mt. Pleasant, Michigan  48858

                  (e)      Attached hereto as Schedule  10.6(e)
is a correct and                           complete  listing of
all of Borrowers'  other Offices                           and
Locations of Collateral identifying each location
           by street  address,  listing  the name and address of
                          each owner of each location and if
different from the                           owner,  the name
and  address of each  lessor of each
location.

                  (f)      Borrowers' Trade Names for Invoicing:

                           1.       Yale:   Bonner Hoffman Oil
Well Service                                            Skeeter
Machen Oil Well Service
  Key Fishing & Rental Tools
       Key Tank Rentals
  Key Mud

                           2.       Key Energy Drilling, Inc.
                                 d/b/a Clint Hurt Drilling:
None

                           3.       WellTech:  WellTech
Mid-Continent Division

         IN WITNESS  WHEREOF,  Borrowers  and  Lender  have duly
 executed  this Agreement this        day of May, 1996.

LENDER:                                    BORROWERS:

THE CIT GROUP/CREDIT                       YALE E. KEY, INC.
FINANCE, INC.

 By:                                        By: Name:  Mr.Morris
Horstmann                 Name:  Francis D. John Title:   Vice
President                    Title:  Executive Vice President

                                           KEY ENERGY DRILLING,
INC.                                           D/B/A CLINT HURT
DRILLING



                                           By:
                        Name:  Francis D. John
                        Title:  Executive Vice President

                                            WELLTECH EASTERN,
INC.



                                            By:
                          Name:  Francis D. John
                           Title:  President

                                   SCHEDULE A

                                 Permitted Liens

Amended and Restated Intercompany Notes and Security Agreements as follows:

Intercompany Note and Security Agreement executed by Hurt for the benefit of Yale and endorsed to Lender.

Intercompany Note and Security Agreement executed by Key for the benefit of Yale and endorsed to Lender.

Intercompany Note and Security Agreement executed by WellTech for the benefit of Yale and endorsed to Lender.

Intercompany Note and Security Agreement executed by Yale for the benefit of Hurt and endorsed to Lender.

Intercompany Note and Security Agreement executed by Key for the benefit of Hurt and endorsed to Lender.

Intercompany Note and Security Agreement executed by WellTech for the benefit of Hurt and endorsed to Lender.

Intercompany Note and Security Agreement executed by Yale for the benefit of Key and endorsed to Lender.

Intercompany Note and Security Agreement executed by Hurt for the benefit of Key and endorsed to Lender.

Intercompany Note and Security Agreement executed by WellTech for the benefit of Key and endorsed to Lender.

Intercompany Note and Security Agreement executed by Yale for the benefit of WellTech and endorsed to Lender.

Intercompany Note and Security Agreement executed by Key for the benefit of WellTech and endorsed to Lender.

Intercompany Note and Security Agreement executed by Hurt for the benefit of WellTech and endorsed to Lender.

Security  Agreement between Nubs Well Servicing,  Inc., and
WellTech, Inc., and Assumption Agreement entered into by WellTech Eastern, Inc., and Guaranty executed by Key.

                                   SCHEDULE B

The following should be noted with respect to environmental matters:

1.       WellTech  conducts its operations  from well servicing
yards owned and         leased as  described  on Schedule
10.6(e).  These  yards and  vehicles         located thereon are
subject to contamination  resulting from fueling of         the
rigs from  gasoline  and diesel  tanks  situated  on certain of
the         properties;  washing  the rigs using a mild
detergent  with  resulting         flow-off and servicing the
rigs at the site using oil, grease and other         types of
lubricants.

2.       WellTech  conducts  liquid  hauling  operations  in
both  Oklahoma  and         Michigan.  These operations entail
the hauling of liquid substances and         wastes and the
disposal of such substances in disposal wells permitted for this purpose.

3.       In connection  with the trucking  operations  mentioned
in No. 2 above,         WellTech has acquired three disposal
wells in the State of Michigan and         five disposal wells
in the State of Oklahoma. These wells are properly permitted and caution is taken to deter unauthorized use of the wells.

4.       Bronson  Production,  Inc.,  acquired the  Wlosinski
No. 2-27 well in         Manistee  County,  Michigan in 1994
from Terra Energy,  Ltd. Terra has         entered  into  final
administrative  consent  order  assessing  civil         penalty
against  respondent,  Terra Energy,  Ltd., on May 9, 1995. The alleged  infractions  relate to injecting  into the well
pressures in         excess of permissible pressures;  failing
to submit monthly, quarterly         and annual  monitoring
reports;  and  failure  to post an  acceptable
alternative  demonstration of financial  responsibility.  Terra
paid a         fine of approximately $35,000 and seeks
reimbursement from the Company          for a portion of the
amount paid.

5.       The Santa Maria, California property, formerly leased
and utilized last         in April 1992, by WellTech in its
California operations,  is subject to         limited
reclamation activities. While WellTech has not acknowledged any liability or responsibility, approximately $15,000 has
been contributed         towards  efforts  with the
representative  of the  property  owners to         satisfy  the
 Santa  Maria  County  Environmental  Agency.  There is an
  understanding  that  the  efforts  will be  pursued  jointly
to  avoid         litigation with the property owners.

WellTech owns and operates the following above-ground and underground storage tanks:

1.       Mid-Continent Region - Fuel Tanks

         There are only two underground tanks on property owned
or leased by the         Company at the El Reno, Oklahoma
facility in El Reno,  Oklahoma.  These         tanks were in the
 ground at the time  WellTech  acquired  the El Reno,
Oklahoma  property  and have not been  used by the  Company
since  the         acquisition. At the time of the acquisition,
the soils around the tanks         were  tested  and  no
contamination was found as documented in an environmental assessment delivered to the Company.



               Above the ground storage tanks are located in:

                  Canadian, Texas                  Countyline,
Oklahoma                  Guthrie, Oklahoma
Lindsay, Oklahoma                  Oklahoma City, Oklahoma

         Northeastern Region - Fuel Tanks

                  There are no underground tanks

                  A  single  above  the  ground   storage  tank
is  located  at                  WellTech's well servicing yard
in Kalkaska, Michigan.

                                  SCHEDULE 6.12

 1.   Key has  guaranteed  the  obligations  of Odessa  to
Norwest  Bank  Texas,     Midland.

2.   Key will pay the bonuses due to Francis D. John under Mr.
John's Employment     Agreement with Key.

3.   Key will guarantee WellTech's obligations relating to the
Nub's acquisition     and note balance: $200,000 - $250,000

4.   WellTech  leases  from  Hidco  Development  Corporation,
which is owned by     Kenneth C. Hill and his spouse, real
property used for well servicing yards     in Mt. Pleasant,
Michigan and Ripley, West Virginia. Lease terms, including rental rates, are deemed by management to be competitive.

5.   WellTech leases from Talon  Development  Corporation real
property used for     its servicing yard in Indiana,
Pennsylvania.  Kenneth C. Hill owns a 33 1/3     interest in
Talon Development Corporation. Lease terms including rental rates are deemed by management to be competitive.

6.   WellTech initiated a management incentive  compensation
plan which requires     the  payment  of sums of  money  to
various  parties  contingent  upon the     attainment of a
stipulated level of profitability. No payments have been made pursuant to this plan since its adoption.

                                SCHEDULE 10.6(e)